UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report: (Date of earliest event reported) March 23, 2016


                           UNITED CANNABIS CORPORATION
                   -------------------------------------------
               (Exact name of registrant as specified in charter)


                                    Colorado
                ------------------------------------------------
         (State or other Jurisdiction of Incorporation or Organization)


                              1600 Broadway, Suite 1600
      000-54582                    Denver, CO 80202             46-5221947
 ----------------------    ------------------------------   -----------------
(Commission File Number)  (Address of Principal Executive (IRS Employer
                                Offices and zip code      Identification Number)


                                 (303) 386-7321
                  -------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On November 10, 2015 we engaged Pritchett, Siler & Hardy, PC ("Pritchett") as our independent registered public accounting firm. On March 23, 2016, we dismissed Pritchett as our independent registered public accounting firm. Between November 10, 2015 and March 23, 2016 Pritchett did not perform an audit on our financial statements.

     During our two most recent fiscal years and the interim period preceding the date of dismissal, there were no disagreements with Pritchett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Pritchett's satisfaction, would have caused it to refer to the subject matter of the disagreement(s) in connection with any report it may have issued on our financial statements; and there were no "reportable events" as defined in Item 304(a)(1) of Regulation S-K of the Securities and Exchange Commission.

     On April 6, 2016 we engaged BF Borgers CPA PC as our independent registered public accounting firm. During the two most recent fiscal years, and the subsequent interim period through the date of engagement, neither we, nor anyone engaged on our behalf, consulted with BF Borgers regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

     The change in our independent accountants was approved by our Board of Directors.

     We have furnished Pritchett with a copy of this report and have requested that Pritchett provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree. The letter from Pritchett is filed as an exhibit to this report.


ITEM 9.01         EXHIBITS


Exhibit
 Number     Name and/or Identification of Exhibit
-------     -------------------------------------

  16        Letter from Pritchett, Siler & Hardy, PC




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2016
                                      UNITED CANNABIS CORPORATION


                                      By: /s/ Chad Ruby
                                          -------------------------------
                                          Chad Ruby
                                          Chief Operating Officer